UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 15, 2013

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On August 15, 2013, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and six months ended August 3, 2013, its financial position as of August 3, 2013, and its cash flows for the six months ended August 3, 2013. A copy of this earnings release is attached as Exhibit 99.1.

ITEM 7.01 Regulation FD Disclosure

On August 15, 2013, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and six months ended August 3, 2013, its financial position as of August 3, 2013, and its cash flows for the six months ended August 3, 2013. A copy of this earnings release is attached as Exhibit 99.1.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

99.1	Nordstrom earnings release dated August 15, 2013 relating to the Company’s results of operations for the quarter and six months ended August 3, 2013, its financial position as of August 3, 2013, and its cash flows for the six months ended August 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Dated: August 15, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Nordstrom earnings release dated August 15, 2013 relating to the Company’s results of operations for the quarter and six months ended August 3, 2013, its financial position as of August 3, 2013, and its cash flows for the six months ended August 3, 2013.